UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

        BNY Mellon Core Plus Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Core Plus Fund

ANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Core Plus Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Core Plus Fund (formerly BNY Mellon Insight Core Plus Fund), covering the 12-month period from May 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, developed economies outside of the U.S. continued to weaken, while the U.S. economy sustained its relatively healthy growth rate. Calm markets prevailed throughout the summer, as robust growth and strong corporate earnings supported U.S. stock returns, while other developed markets continued to decline.

The fourth quarter of 2018 saw broad market weakness, due in part to heightened concerns about interest-rate increases, trade tensions and slowing global growth. The slump largely erased prior gains on U.S. indices, while losses deepened in international markets. December experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. However, comments made in January by the Fed indicated that it would slow the pace of interest-rate increases, and this helped stimulate a rebound across equity markets that continued through the end of the reporting period.

Fixed-income markets declined early in the period, as interest rates and inflation rose, pressuring most bond prices. Comparatively strong U.S. equity markets fed investor risk appetites, reducing the demand for Treasuries and increasing yields. But a return of stock-market volatility in October triggered a flight to quality, boosting Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. In January, when the Fed’s comments indicated that rate increases would be less likely in 2019, bond markets rallied, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2018 through April 30, 2019, as provided by primary portfolio managers Gautam Khanna, Jason Celente and E. Gerard Berrigan of Insight North America LLC, Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2019, BNY Mellon Core Plus Fund’s (formerly BNY Mellon Insight Core Plus Fund) Class A shares produced a total return of 5.51%, Class C shares returned 4.81%, Class I shares returned 5.92%, and Class Y shares produced a total return of 5.76%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 5.29% for the period.2

Fixed-income securities produced positive total returns, on average, over the reporting period as the Federal Reserve (the “Fed”) relaxed its hawkish stance on interest-rate hikes amid concerns about the U.S. economy. The fund’s Class A, I and Y shares outperformed the Index for the full reporting period, primarily due to overweight exposures to the investment-grade and high-yield areas of the bond market, as well as positive security selection within certain segments.

The Fund’s Investment Approach

The fund seeks high total returns consistent with the preservation of capital. To pursue its goal, the fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s subadviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s subadviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research with a focus on identifying attractive relative value through industry/sector analysis and detailed individual security selection. We analyze individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Fed’s Pause in Interest-Rate Hikes Boosts Bond Market Returns

Bonds generally gained value over the reporting period, despite being flat during the first half of the period, as the global economy showed continued momentum. In the United States, robust growth during 2018, combined with other signs of economic strength, including strong employment gains and healthy corporate earnings, allowed the Fed to move forward with a plan to increase short-term interest rates. Rates were raised three times during the reporting period, boosting the federal funds target rate to 2.25%-2.50%.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the fourth quarter of 2018, however, markets experienced a surge in volatility, as investor sentiment shifted to “risk off.” Equities declined while Treasury securities rallied, despite relatively robust economic growth as well as a long-awaited improvement in wages. The shift in sentiment was driven largely by two factors: concern about the Fed’s plan to continue hiking short-term interest rates in 2019 and global economic slowdown.

As late as September 2018, the Fed’s “dot plot” still showed that officials were projecting a median of three rate hikes in 2019. Investor concerns were exacerbated by Fed Chair Jerome Powell’s comments that the reduction in the Fed’s balance sheet was “on autopilot,” further suggesting that additional tightening of monetary conditions was inevitable in 2019.

In Europe, Purchasing Manager Index data showed that economic activity was slowing. Germany, in particular, posted little improvement, while activity in Italy declined. Weakness in Europe increased concerns surrounding the trade conflict with China.

In early 2019, the Fed shifted away from its hawkish stance on interest-rate increases, emphasizing patience and “data dependence.” The Fed even hinted that, depending on the strength of the economy, the next move could be a rate reduction. The Fed also indicated that the reduction of its balance sheet would be completed by September 2019, implying the Fed would be satisfied with a larger-than-normal balance sheet, adding to the central bank’s more accommodative stance.

With this shift, stocks rallied strongly in 2019. Similarly, the bond market rose, with corporate yield spreads versus Treasuries tightening materially. Treasury yields have been range-bound, anticipating a possible rate cut in 2019.

Investment-Grade and High-Yield Securities Added to Fund Results

The fund’s Class A, I and Y outperformance versus the Index was driven, in part, by asset allocations to investment-grade corporate bonds and to high-yield bonds. An underweight to Treasuries and mortgages contributed positively as well. Security selection also contributed to performance, particularly within U.S. asset-backed securities, investment-grade corporate bonds, and high-yield corporate bonds. On a slightly negative note, yield curve positioning detracted from performance, as did allocations to asset-backed securities and cash. Security selection of non-U.S. bonds had a modestly negative impact.

Positioned for Continued but Slower Economic Growth

We believe that conditions generally remain supportive of the bond market, given continuing strength in economic fundamentals. We anticipate slightly slower economic growth in 2019, but we do not expect a material reduction in interest rates from current levels. Nevertheless, given the Fed’s data-dependent approach, we continue to monitor economic conditions and any signals from the Fed regarding its next move.

We are maintaining a modest overweight to corporate credit, focusing on certain sectors and select issuers within those sectors, but we have been reducing the amount of risk in the portfolio by adding to positions in Treasuries and mortgages, which are more defensive. We also have an overweight to the structured finance portion of the market, particularly in higher-quality, lower-risk segments, with the intent of capturing the premium that is available due to the complexity of these instruments. Although we have added to our more defensive positions, we remain slightly underweight in Treasuries and mortgages versus the benchmark.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through August 31, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Core Plus Fund (the “fund”) commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018.The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

††  The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Core Plus Fund on 12/2/10 (the predecessor fund’s Institutional Class inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Core Plus Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Core Plus Fund on 12/2/10 (the predecessor fund’s Institutional Class inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/19
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (4.5%)	2/2/18	0.79%	2.32%	††	3.18%	††
without sales charge	2/2/18	5.51%	3.26%	††	3.75%	††
Class C shares
with applicable redemption charge †	2/2/18	3.81%	3.09%	††	3.64%	††
without redemption	2/2/18	4.81%	3.09%	††	3.64%	††
Class I shares	2/2/18	5.92%	3.33%	††	3.79%	††
Class Y shares	12/2/10	5.76%	3.32%	††	3.78%	††
Bloomberg Barclays U.S. Aggregate Bond Index	11/30/10	5.29%	2.57%		2.88%	†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

††† For comparative purposes, the value of the indices as of 11/30/10 is used as the beginning value on 12/2/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Core Plus Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.57	$7.39	$2.30	$2.30
Ending value (after expenses)	$1,059.20	$1,055.30	$1,060.50	$1,060.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.51	$7.25	$2.26	$2.26
Ending value (after expenses)	$1,021.32	$1,017.60	$1,022.56	$1,022.56

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6%
Agriculture - .5%
Altria Group, Gtd. Notes	4.80	2/14/2029	1,343,000		1,394,025
Reynolds American, Gtd. Notes	4.85	9/15/2023	1,745,000		1,839,574
				3,233,599
Airlines - .3%
American Airlines, Ser. 2013-2, Cl. B	5.60	7/15/2020	193,104	[a]	196,097
American Airlines, Ser. 2017-1, Cl. AA	3.65	2/15/2029	180,000		182,217
American Airlines, Ser. 2017-2, Cl. AA	3.35	10/15/2029	272,413		266,373
British Airways, Ser. 2013-1, Cl. B	5.63	6/20/2020	52,565	[a]	53,311
United Airlines Pass Through Trust, Ser. 2018-1, Cl. B	4.60	3/1/2026	165,273		168,113
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	1,190,000		1,227,003
				2,093,114
Asset-Backed Certificates - 3.1%
BCC Funding XIII, Ser. 2016-1, Cl. A2	2.20	12/20/2021	39,354	[a]	39,308
BCC Funding XIV, Ser. 2018-1A, Cl. A2	2.96	6/20/2023	96,713	[a]	96,873
Consumer Loan Underlying Bond Credit Trust, Ser. 2018-P2	3.47	10/15/2025	1,050,230	[a]	1,052,032
DB Master Finance, Ser. 2017-1A, Cl. A2I	3.63	11/20/2047	61,225	[a]	61,510
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	1,600,000	[a]	1,595,976
Marlette Funding Trust, Ser. 2018-2	3.06	7/17/2028	158,395	[a]	158,389
Marlette Funding Trust, Ser. 2019-2A, Cl. A	3.13	7/16/2029	2,459,000	[a]	2,465,243
MVW Owner Trust, Ser. 2016-1A, Cl. A	2.25	12/20/2033	75,107	[a]	73,904
PNMAC FMSR Issuer Trust, Ser. 2018-FT1, Cl. A, 1 Month LIBOR +2.35%	4.84	4/25/2023	125,000	[a,b]	125,156
PNMAC GMSR Issuer Trust, Ser. 2018-GT1, Cl. A, 1 Month LIBOR +2.85%	5.34	2/25/2023	100,000	[a,b]	100,300

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Asset-Backed Certificates - 3.1% (continued)
PNMAC GMSR Issuer Trust, Ser. 2018-GT2, Cl. A, 1 Month LIBOR +2.65%	5.14	8/25/2025	125,000	[a,b]	125,538
SCF Equipment Leasing, Ser. 2017-2A, Cl. A	3.41	12/20/2023	67,969	[a]	68,181
Sofi Consumer Loan Program, Ser. 2017-3, Cl. A	2.77	5/25/2026	132,654	[a]	132,585
Sofi Consumer Loan Program, Ser. 2018-1, Cl. B	3.65	2/25/2027	148,000	[a]	149,856
Spirit Master Funding, Ser. 2014-2A, Cl. A	5.76	3/20/2041	283,438	[a]	292,606
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	3.42	1/17/2035	2,820,591	[a,b]	2,822,050
TAL Advantage, Ser. 2013-1A, Cl. A	2.83	2/22/2038	161,767	[a]	160,369
Textainer Marine Containers V, Ser. 2017-1A, Cl. A	3.72	5/20/2042	105,638	[a]	105,607
Textainer Marine Containers V, Ser. 2017-2A, Cl. A	3.52	6/20/2042	426,811	[a]	422,016
Textainer Marine Containers VII, Ser. 2018-1A, Cl. A	4.11	7/20/2043	473,000	[a]	482,060
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	1,680,773	[a]	1,671,127
Triton Container Finance IV, Ser. 2017-2A, Cl. A	3.62	8/20/2042	34,773	[a]	34,676
Upgrade Receivables Trust, Ser. 2018-1	3.76	11/15/2024	3,239,282	[a]	3,250,552
Verizon Owner Trust, Ser. 2017-3A, Cl. A1A	2.06	4/20/2022	2,485,000	[a]	2,474,798
VSE VOI Mortgage, Ser. 2016-A, Cl. A	2.54	7/20/2033	141,891	[a]	140,493
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A	4.75	9/15/2043	302,818	[a]	310,795
				18,412,000
Asset-Backed Ctfs./Auto Receivables - 3.8%
Ally Auto Receivables Trust, Ser. 2017-4, Cl. A4	1.96	7/15/2022	3,005,000		2,974,955
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	1,270,000		1,263,216
CPS Auto Trust, Ser. 2016-D, Cl. B	2.11	3/15/2021	136,181	[a]	136,032
DT Auto Owner Trust, Ser. 2018-2A, Cl. B	3.67	3/15/2024	151,000	[a]	152,312
DT Auto Owner Trust, Ser. 2019, Cl. A	3.08	9/15/2022	2,350,193	[a]	2,354,293

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Asset-Backed Ctfs./Auto Receivables - 3.8% (continued)
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	906,820	[a]	902,545
Flagship Credit Auto Trust, Ser. 2016-1, Cl. A	2.77	12/15/2020	281	[a]	281
NextGear Floorplan Master Owner Trust, Ser. 2017-1A, Cl. A2	2.54	4/18/2022	265,000	[a]	264,299
NextGear Floorplan Master Owner Trust, Ser. 2019-2A, Cl. A	3.21	2/15/2024	2,535,000	[a]	2,557,304
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/2023	2,395,000		2,369,781
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	1,870,000	[a]	1,882,658
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	550,000	[a]	547,590
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	710,000	[a]	708,912
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	2,730,000	[a]	2,781,936
Tesla Auto Lease Trust, Gtd. Notes	3.71	8/20/2021	903,070	[a]	912,991
Toyota Auto Receivables Owner Trust, Ser. 2017-C, Cl. A4	1.98	12/15/2022	3,365,000		3,326,014
				23,135,119
Asset-Backed Ctfs./Student Loans - 1.5%
DRB Prime Student Loan Trust, Ser. 2016-B, Cl. A2	2.89	6/25/2040	52,375	[a]	52,380
DRB Prime Student Loan Trust, Ser. 2017-A, Cl. A2B	2.85	5/27/2042	369,822	[a]	367,866
SMB Private Education Loan Trust, Ser. 2014-A, Cl. A2B, 1 Month LIBOR +1.15%	3.63	5/15/2026	2,570,440	[a,b]	2,590,713
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/2034	282,183	[a]	278,852
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, 1 Month LIBOR +.75%	3.23	10/15/2035	154,000	[a,b]	154,227
SMB Private Education Loan Trust, Ser. 2019-A, Cl. A1, 1 Month LIBOR +0.35%	2.96	2/16/2026	2,652,000	[a,b]	2,653,725
Sofi Professional Loan Program, Ser. 2017-C, Cl. B	3.56	7/25/2040	2,201,000	[a]	2,183,127
Sofi Professional Loan Program, Ser. 2019, Cl. A	3.18	6/15/2048	757,709	[a]	761,853
				9,042,743

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Automobiles & Components - 1.6%
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/2020	313,000		309,021
Ford Motor Credit, Sr. Unscd. Notes	5.09	1/7/2021	4,000,000		4,105,923
General Motors Financial, Sr. Unscd. Notes, 3 Month LIBOR +1.10%	3.84	11/6/2021	5,290,000	[b]	5,292,202
				9,707,146
Banks - 8.1%
ABN AMRO Bank, Sub. Notes	4.75	7/28/2025	635,000	[a]	665,969
ABN AMRO Bank, Sub. Notes	4.80	4/18/2026	800,000	[a]	841,462
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	353,000		351,753
Bank of America, Sr. Unscd. Notes	3.37	1/23/2026	588,000		588,990
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	1,282,000		1,260,092
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	2,340,000		2,366,916
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	1,635,000		1,651,373
Bank of America, Sr. Unscd. Notes	3.71	4/24/2028	230,000		231,447
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	1,380,000		1,410,415
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	1,146,000		1,197,435
Barclays, Sr. Unscd. Notes, 3 Month LIBOR +0.46%	3.04	1/11/2021	315,000	[b]	313,858
Barclays, Sub. Notes	4.84	5/9/2028	305,000		305,903
Citigroup, Sr. Unscd. Notes	3.89	1/10/2028	2,745,000		2,800,285
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	2,810,000		3,017,737
Citigroup, Sr. Unscd. Notes, 3 Month LIBOR +1.43%	4.06	9/1/2023	203,000	[b]	207,169
Citigroup, Sub. Notes	4.60	3/9/2026	181,000		190,608
Citigroup, Sub. Notes	4.75	5/18/2046	830,000		872,176
Citigroup, Sub. Notes	5.30	5/6/2044	174,000		195,422

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Banks - 8.1% (continued)
Danske Bank, Sr. Unscd. Notes	5.00	1/12/2022	1,977,000	[a]	2,034,073
Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	182,000		179,611
Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	1,205,000		1,197,763
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	4.23	11/29/2023	1,125,000	[b]	1,153,245
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.75%	4.33	10/28/2027	250,000	[b]	256,044
Goldman Sachs Group , Sr. Unscd. Notes	3.69	6/5/2028	700,000		694,041
HSBC Capital Funding, Gtd. Notes	10.18	6/30/2030	325,000	[a]	486,977
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	4,508,000		4,521,613
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. CC	4.63	11/1/2022	211,000		200,548
JPMorgan Chase & Co., Sr. Unscd. Notes	2.70	5/18/2023	260,000		257,753
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	2,670,000		2,760,743
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/2027	2,360,000		2,460,364
Keybank, Sr. Unscd. Notes	2.50	11/22/2021	1,210,000		1,204,033
Morgan Stanley, Sr. Unscd. Notes	4.30	1/27/2045	2,105,000		2,172,109
Morgan Stanley, Sr. Unscd. Notes	5.50	7/24/2020	425,000		438,516
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000		2,596,950
PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	4,261,000		4,306,795
Santander, Sr. Unscd. Notes, 3 Month LIBOR +.30%	3.04	11/3/2020	216,000	[b]	215,909
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	1,625,000		1,627,970
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	1,520,000		1,578,736
				48,812,803
Beverage Products - .4%
Anheuser-Busch, Gtd. Notes	4.70	2/1/2036	115,000	[a]	116,935

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Beverage Products - .4% (continued)
Anheuser-Busch, Gtd. Notes	4.90	2/1/2046	1,800,000	[a]	1,828,103
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	605,000		617,888
				2,562,926
Chemicals - .1%
SABIC Capital II, Gtd. Notes	4.00	10/10/2023	745,000	[a]	767,834
Collateralized Loan Obligations Debt - 1.7%
Antares CLO, Ser. 2017-1A, Cl. B, 3 Month LIBOR +2.40%	5.16	7/20/2028	275,000	[a,b]	269,575
Arbor Realty Collateralized Loan Obligation, Ser. 2017-FL3, Cl. A, 1 Month LIBOR +0.99%	3.47	12/15/2027	140,000	[a,b]	140,111
Arbor Realty Commercial Real Estate, Ser. 2017-FL2, Cl. A, 1 Month LIBOR +0.99%	3.47	8/15/2027	213,000	[a,b]	213,002
Arbor Realty Commercial Real Estate, Ser. 2018-FL1, Cl. A, 1 Month LIBOR +1.15%	3.63	6/15/2028	415,000	[a,b]	416,067
Golub Capital Partners CLO, Ser. 2017-19RA, Cl. A2, 3 Month LIBOR +1.80%	4.56	7/26/2029	340,000	[a,b]	337,602
Granite Point Mortgage Trust, Ser. 2019-FL2, Cl. C, 1 Month LIBOR +2.35%	4.83	2/22/2036	6,132,000	[a,b]	6,177,159
Greystone Commercial Real Estate, Ser. 2017-FL1A, Cl. A, 1 Month LIBOR +1.55%	4.03	3/15/2027	100,000	[a,b]	100,153
IVY Hill Middle Market Credit Fund XII, Ser. 2012-A, Cl. A2, 3 Month LIBOR +2.25%	5.01	7/20/2029	340,000	[a,b]	337,159
KREF, Ser. 2018-FL1, 1 Month LIBOR +2.00%	4.48	6/15/2036	2,062,500	[a,b]	2,052,208
LoanCore, Ser. 2018-CRE1, Cl. A, 1 Month LIBOR +1.13%	3.61	5/15/2028	100,000	[a,b]	100,196
				10,143,232
Commercial & Professional Services - .5%
DP World, Sr. Unscd. Notes	6.85	7/2/2037	690,000		841,835
ERAC USA Finance, Gtd. Notes	3.85	11/15/2024	1,895,000	[a]	1,948,508

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Commercial & Professional Services - .5% (continued)
ERAC USA Finance, Gtd. Notes	4.50	2/15/2045	215,000	[a]	214,652
				3,004,995
Commercial Mortgage Pass-Through Ctfs. - 3.0%
Angel Oak Mortgage Trust, Ser. 2019-2, Cl. A1	3.63	3/25/2049	903,890	[a]	911,280
AREIT CRE Trust, Ser. 2018-CRE2, Cl. C, 1 Month LIBOR +1.90%	4.38	11/14/2035	3,993,628	[a,b]	4,030,431
Bancorp Commercial Mortgage Trust, Ser. 2018 CRE4, Cl. A, 1 Month LIBOR +0.95%	3.37	9/15/2035	23,694	[a,b]	23,670
Bellemeade, Ser. 2018-2A, Cl. M1B, 1 Month LIBOR +1.35%	3.83	8/25/2028	150,000	[a,b]	150,368
CGMS Commercial Mortgage Trust, Ser. 2017-MDRB, Cl. A, 1 Month LIBOR +1.10%	3.57	7/15/2030	25,904	[a,b]	25,780
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. D	3.52	5/10/2035	350,000	[a]	348,673
Citigroup Commercial Mortgage Trust, Ser. 2016-P6, Cl. C	4.28	12/10/2049	67,000		66,685
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	2,570,000		2,613,160
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	4,375,000		4,528,293
Federal Home Loan Mortgage Corporation, Ser.2018-SPI4, Cl. M1	4.46	11/25/2048	624,898	[a]	627,684
FREMF Mortgage Trust, Ser. 2015-K44, Cl. B	3.81	1/25/2048	90,000	[a]	91,354
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	865,000	[a]	863,906
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	3.47	12/22/2069	1,372,000	[a,b]	1,378,451
Latitude Management Real Estate Capital, Ser. 2015-CRE1, Cl. AR, 1 Month LIBOR +0.98%	3.46	2/22/2032	130,261	[a,b]	130,586
Latitude Management Real Estate Capital, Ser. 2016-CRE2, Cl. A, 1 Month LIBOR +1.70%	4.18	11/24/2031	95,462	[a,b]	95,492
MSBAM Commercial Mortgage Securities Trust, Ser. 2012-CKSV, Cl. C	4.43	10/15/2030	540,000	[a]	539,808

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Commercial Mortgage Pass-Through Ctfs. - 3.0% (continued)
MSDB Trust, Ser. 2017-712F, Cl. C	3.63	7/11/2039	30,900	[a]	30,740
Prudential Home Mortgage Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/2024	184	[a]	182
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	1,765,315		1,794,703
				18,251,246
Diversified Financials - 1.5%
American Express, Sr. Unscd. Notes	3.00	2/22/2021	2,555,000		2,566,374
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/2020	2,060,000		2,057,693
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/2022	1,825,000		1,941,226
GE Capital International Funding, Gtd. Notes	2.34	11/15/2020	215,000		212,800
Nuveen, Gtd. Notes	4.00	11/1/2028	142,000	[a]	151,210
SAFG Retirement Services, Sr. Unscd. Notes	8.13	4/28/2023	145,000		169,061
Visa, Sr. Unscd. Notes	3.15	12/14/2025	1,945,000		1,977,571
				9,075,935
Energy - 4.9%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds	4.60	11/2/2047	535,000	[a]	565,763
Andeavor Logistics, Gtd. Notes	3.50	12/1/2022	595,000		602,136
Andeavor Logistics, Gtd. Notes	4.25	12/1/2027	168,000		171,288
Andeavor Logistics, Gtd. Notes	5.20	12/1/2047	1,180,000		1,211,872
Antero Midstream Partners, Sr. Unscd. Notes	5.75	3/1/2027	1,132,000	[a]	1,161,692
CITGO Petroleum, Sr. Scd. Notes	6.25	8/15/2022	5,822,000	[a]	5,829,278
Crestwood Midstream Partners, Sr. Unscd. Notes	5.63	5/1/2027	328,000	[a]	327,180
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/2045	525,000		545,554
Energy Transfer Partners, Gtd. Notes	4.95	6/15/2028	225,000		236,641
Energy Transfer Partners, Gtd. Notes	5.15	2/1/2043	1,085,000		1,055,276
Enterprise Products Operating, Gtd. Notes	5.38	2/15/2078	64,000		59,570

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Energy - 4.9% (continued)
EQT, Sr. Unscd. Notes	3.00	10/1/2022	170,000		167,181
EQT, Sr. Unscd. Notes	3.90	10/1/2027	1,230,000		1,161,253
Kinder Morgan, Gtd. Notes	7.75	1/15/2032	2,290,000		3,008,010
Kinder Morgan, Gtd. Notes	8.05	10/15/2030	185,000		238,171
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	118,000		118,630
Motiva Enterprises, Sr. Unscd. Notes	6.85	1/15/2040	300,000	[a]	355,572
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	855,000		865,234
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	105,000		99,788
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	1,022,000		1,055,154
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	2,309,000		2,498,121
NGPL PipeCo, Sr. Unscd. Notes	7.77	12/15/2037	1,180,000	[a]	1,454,350
Petrobras Global Finance, Gtd. Notes	7.38	1/17/2027	1,460,000		1,629,360
Rockies Express Pipeline, Sr. Unscd. Notes	4.95	7/15/2029	1,825,000	[a]	1,834,427
Spectra Energy Partners, Gtd. Notes	3.38	10/15/2026	97,000		95,636
Sunoco, Gtd. Notes	5.50	2/15/2026	129,000		131,580
Targa Resources Partners, Gtd. Notes	6.50	7/15/2027	114,000	[a]	122,408
Western Gas Partners, Sr. Unscd. Notes	4.50	3/1/2028	475,000		487,566
Western Gas Partners, Sr. Unscd. Notes	5.30	3/1/2048	325,000		332,015
Williams Cos., Sr. Unscd. Debs., Ser. A	7.50	1/15/2031	145,000		182,941
Williams Cos., Sr. Unscd. Notes	4.50	11/15/2023	980,000		1,030,023
Williams Cos., Sr. Unscd. Notes	6.30	4/15/2040	920,000		1,070,491
				29,704,161
Environmental Control - .2%
Republic Services, Sr. Unscd. Notes	3.38	11/15/2027	560,000		562,005

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Environmental Control - .2% (continued)
Waste Management, Gtd.Notes	4.60	3/1/2021	540,000		555,644
				1,117,649
Financials - .3%
Penske Truck Leasing, Sr. Unscd. Notes	3.65	7/29/2021	1,678,000	[a]	1,700,642
Food Products - .6%
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	103,000		103,540
General Mills, Sr. Unscd. Notes	3.20	4/16/2021	41,000		41,325
Grupo Bimbo, Sub. Notes	5.95	4/17/2023	200,000	[a]	207,284
Kraft Foods Group, Gtd. Notes	6.88	1/26/2039	1,560,000		1,810,996
Mars, Gtd. Notes	3.95	4/1/2049	1,395,000	[a]	1,381,154
				3,544,299
Foreign/Governmental - 1.7%
Colombian Government, Sr. Unscd. Notes	4.50	3/15/2029	565,000		596,923
Ghanaian Government, Sr. Unscd. Bonds	8.13	1/18/2026	300,000		310,908
Ghanaian Government, Sr. Unscd. Notes	7.63	5/16/2029	200,000	[a]	197,120
Kenyan Government, Sr. Unscd. Notes	7.25	2/28/2028	575,000	[a]	572,214
Mexican Government, Sr. Unscd. Notes	4.15	3/28/2027	265,000		269,055
Mexican Government, Sr. Unscd. Notes	4.75	3/8/2044	1,350,000		1,329,750
Perusahaan Penerbit SBSN Indonesia III, Sr. Unscd. Notes	4.45	2/20/2029	2,829,000	[a]	2,924,479
Qatari Government, Sr. Unscd. Notes	4.00	3/14/2029	2,239,000	[a]	2,335,384
Qatari Government, Sr. Unscd. Notes	5.10	4/23/2048	1,345,000		1,504,206
Ukrainian Government, Sr. Unscd. Notes	7.38	9/25/2032	505,000	[a]	446,597
				10,486,636
Forest Products & Other - .4%
Celulosa Arauco y Constitucion, Sr. Unscd. Notes	5.50	4/30/2049	2,160,000	[a]	2,172,960

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Health Care - 3.3%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	1,860,000		2,132,252
Abbvie, Sr. Unscd. Notes	3.20	5/14/2026	4,425,000		4,308,128
Aetna, Sr. Unscd. Notes	2.80	6/15/2023	2,640,000		2,594,759
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	1,620,000		1,633,340
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	1,180,000		1,231,653
Medtronic, Gtd. Notes	4.63	3/15/2045	248,000		278,551
Mylan, Gtd. Notes	3.15	6/15/2021	1,060,000		1,060,357
Mylan, Gtd. Notes	3.95	6/15/2026	69,000		66,512
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	1,430,000		1,412,115
Stryker, Sr. Unscd. Notes	3.38	11/1/2025	3,275,000		3,329,946
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	1,735,000		1,918,473
				19,966,086
Industrials - 1.9%
3M Co., Sr. Unscd. Notes	4.00	9/14/2048	4,317,000		4,427,328
Eaton, Gtd. Notes	3.10	9/15/2027	4,300,000		4,234,235
General Electric, Sr. Unscd. Notes	4.13	10/9/2042	2,699,000		2,387,457
General Electric, Sub. Notes	5.30	2/11/2021	75,000		77,696
Heathrow Funding, Sr. Scd. Bonds	4.88	7/15/2021	100,000	[a]	103,733
Sydney Airport Finance, Sr. Scd. Notes	3.38	4/30/2025	70,000	[a]	69,612
				11,300,061
Information Technology - .2%
Oracle, Sr. Unscd. Notes	2.65	7/15/2026	975,000		945,917
Insurance - 3.3%
Allstate, Jr. Sub. Bonds	6.50	5/15/2057	2,325,000		2,561,487
American International Group, Jr. Sub. Notes	8.18	5/15/2058	2,825,000		3,430,157

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Insurance - 3.3% (continued)
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	2,305,000		2,433,347
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	250,000		259,440
Liberty Mutual Group, Gtd. Notes, 3 Month LIBOR +2.91%	5.52	3/15/2037	4,421,000	[a,b]	4,207,422
Lincoln National, Sr. Unscd. Notes	3.80	3/1/2028	278,000		284,321
Massachusetts Mutual Life Insurance, Sub. Notes	4.90	4/1/2077	179,000	[a]	192,218
MetLife, Jr. Sub. Notes	6.40	12/15/2036	3,862,000		4,276,431
Pricoa Global Funding I, Scd. Notes	2.45	9/21/2022	150,000	[a]	148,405
Prudential Financial, Jr. Sub. Notes	5.63	6/15/2043	1,645,000		1,725,959
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	264,000		273,922
Trinity Acquisition, Gtd. Notes	4.40	3/15/2026	43,000		44,518
				19,837,627
Internet Software & Services - .6%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	1,345,000		1,405,849
Tencent Holdings, Sr. Unscd. Notes	3.60	1/19/2028	400,000	[a]	394,503
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	2,011,000	[a]	2,029,765
				3,830,117
Materials - .1%
Ardagh Packaging Finance Holdings, Gtd. Notes	6.00	2/15/2025	525,000	[a]	530,250
Media - 4.4%
21st Century Fox America, Gtd. Debs.	7.63	11/30/2028	1,470,000		1,897,761
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/2047	1,446,000		1,450,171
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	1,939,000		2,049,071
Comcast, Gtd. Notes	3.70	4/15/2024	235,000		243,357
Comcast, Gtd. Notes	4.15	10/15/2028	55,000		58,306
Comcast, Gtd. Notes	4.70	10/15/2048	545,000		593,811

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Media - 4.4% (continued)
Cox Communications, Sr. Unscd. Notes	4.60	8/15/2047	1,060,000	[a]	1,019,914
CSC Holdings, Gtd. Notes	6.50	2/1/2029	2,408,000	[a]	2,590,105
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	1,250,000	[a]	1,370,313
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000		197,703
Sirius XM Radio, Gtd. Notes	5.00	8/1/2027	2,788,000	[a]	2,821,317
Sky, Gtd. Notes	3.75	9/16/2024	3,030,000	[a]	3,137,021
Viacom, Jr. Sub. Notes	5.88	2/28/2057	2,890,000		2,926,125
VTR Finance, Sr. Scd. Notes	6.88	1/15/2024	4,152,000	[a]	4,312,890
Walt Disney, Gtd. Notes	4.00	10/1/2023	500,000	[a]	525,197
Warner Media, Gtd. Debs.	5.35	12/15/2043	1,520,000		1,629,639
				26,822,701
Metals & Mining - 1.8%
BHP Billiton Finance USA, Gtd. Notes	6.75	10/19/2075	8,520,000	[a]	9,599,612
Glencore Funding, Gtd. Notes	4.63	4/29/2024	1,170,000	[a]	1,213,585
				10,813,197
Municipal Bonds - 1.2%
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000		5,391,961
California, GO (Various Purpose)	7.55	4/1/2039	270,000		413,116
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	980,000		1,218,248
				7,023,325
Real Estate - .9%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	425,000		432,076
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/2029	1,560,000		1,648,962
Digital Realty Trust, Gtd. Notes	3.70	8/15/2027	1,240,000		1,236,791
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	2,040,000		2,085,109
				5,402,938

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Retailing - .1%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	350,000		352,509
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom, Gtd. Notes	3.00	1/15/2022	1,405,000		1,397,489
Broadcom, Gtd. Notes	4.25	4/15/2026	5,975,000	[a]	5,916,070
Broadcom, Gtd. Notes	4.75	4/15/2029	3,975,000	[a]	3,957,320
NXP, Gtd. Notes	3.88	9/1/2022	448,000	[a]	457,068
				11,727,947
Technology Hardware & Equipment - .4%
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/2026	1,265,000	[a]	1,371,320
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	900,000		941,925
				2,313,245
Telecommunication Services - 2.9%
AT&T, Sr. Unscd. Notes	4.90	8/15/2037	1,065,000		1,104,050
AT&T, Sr. Unscd. Notes	5.45	3/1/2047	3,190,000		3,506,515
Corning, Sr. Unscd. Notes	4.38	11/15/2057	1,185,000		1,094,068
DKT Finance, Sr. Scd. Notes	9.38	6/17/2023	2,200,000	[a]	2,391,400
Millicom International Cellular, Sr. Unscd. Notes	6.25	3/25/2029	1,519,000	[a]	1,568,368
Rogers Communications, Gtd. Notes	4.10	10/1/2023	1,025,000		1,069,702
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	1,567,000	[a]	1,600,299
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	1,010,000		1,044,803
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	310,000		314,835
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	2,045,000	[a]	2,136,990
Verizon Communications, Sr. Unscd. Notes	4.67	3/15/2055	72,000		76,124
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	1,399,000		1,567,405
				17,474,559

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Transportation - .4%
FedEx, Gtd. Notes	4.40	1/15/2047	1,940,000		1,833,964
Ryder System, Sr. Unscd. Notes	3.50	6/1/2021	194,000		196,462
Union Pacific, Sr. Unscd. Notes	4.50	9/10/2048	98,000		103,963
				2,134,389
U.S. Government Agencies Mortgage-Backed - 16.3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 51, Cl. E	10.00	7/15/2020	453	[c]	455
Federal Home Loan Mortgage Corp.
3.50%, 8/1/30-8/1/46			10,127,609	c	10,327,482
5.00%, 9/1/40			180,827	c	194,873
5.50%, 5/1/40			24,559	[c]	26,277
6.00%, 6/1/22			59,999	[c]	61,504
6.50%, 9/1/29-3/1/32			1,742	[c]	1,932
7.00%, 11/1/31			48,207	[c]	51,206
7.50%, 12/1/25-1/1/31			3,194	[c]	3,261
8.00%, 1/1/28			1,919	[c]	2,202
8.50%, 7/1/30			252	[c]	294
Federal National Mortgage Association
3.00%, 10/1/30-4/1/43			15,076,505	[c]	15,151,077
3.50%, 1/1/31-9/1/47			33,644,944	[c]	34,187,974
4.50%, 8/1/48			9,179,548	[c]	9,678,942
5.00%, 11/1/20			35,420	[c]	36,129
5.50%, 2/1/33-7/1/40			1,973,606	[c]	2,167,839
6.00%, 5/1/22-12/1/22			42,451	[c]	44,698
6.50%, 6/1/29-10/1/32			13,795	[c]	15,196
7.00%, 2/1/29-6/1/32			13,222	[c]	14,034
7.50%, 11/1/27-3/1/31			2,180	[c]	2,264
8.00%, 12/1/25			2,160	[c]	2,269
Government National Mortgage Association I
5.50%, 4/15/33			419,739		463,795
6.50%, 4/15/28-7/15/32			6,466		7,058
7.00%, 10/15/28-9/15/31			1,683		1,920
7.50%, 11/15/30			125		127
8.00%, 5/15/26-10/15/30			7,245		7,401
8.50%, 4/15/25			731		740
9.00%, 10/15/27			4,512		4,524
Government National Mortgage Association II
3.00%, 11/20/45-11/20/47			13,303,830		13,290,245
4.00%, 10/20/47-1/20/48			6,989,621		7,204,593
4.50%, 7/20/48			5,125,206		5,334,024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Government Agencies Mortgage-Backed - 16.3% (continued)
6.50%, 2/20/31-7/20/31			29,102		33,181
7.00%, 11/20/29			91		103
				98,317,619
U.S. Government Securities - 21.1%
U.S. Treasury Bonds	3.00	2/15/2049	11,453,000		11,604,663
U.S. Treasury Bonds	3.50	2/15/2039	8,203,800		9,147,237
U.S. Treasury Floating Rate Notes, 3 Month T-Bill FLAT	2.46	7/31/2020	3,159,700	[b]	3,158,438
U.S. Treasury Notes	2.38	2/29/2024	61,467,000		61,763,530
U.S. Treasury Notes	2.38	4/15/2021	10,367,000		10,387,046
U.S. Treasury Notes	2.50	2/28/2026	21,318,100		21,469,658
U.S. Treasury Notes	3.13	11/15/2028	9,034,300		9,512,130
				127,042,702
Utilities - 3.6%
AES Gener, Jr. Sub. Notes	7.13	3/26/2079	1,363,000	[a]	1,429,106
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	4,338,000		4,498,591
Black Hills, Sr. Unscd. Notes	3.95	1/15/2026	193,000		195,793
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	100,000		103,737
Cleveland Electric Illuminating, Sr. Unscd. Notes	3.50	4/1/2028	150,000	[a]	147,282
Dominion Energy, Sr. Unscd. Notes, Ser. D	2.85	8/15/2026	2,365,000		2,267,790
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	355,000		349,058
Duke Energy Carolinas, 1st Mortgage Bond	3.95	11/15/2028	4,445,000		4,721,020
Duquesne Light Holdings, Sr. Unscd. Notes	6.40	9/15/2020	163,000	[a]	169,921
Enel Finance International, Gtd. Notes	2.75	4/6/2023	200,000	[a]	194,829
Enel Finance International, Gtd. Notes	4.63	9/14/2025	306,000	[a]	318,361
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	91,000		91,326
Exelon Generation, Sr. Unscd. Notes	5.20	10/1/2019	2,200,000		2,218,250
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	355,000		406,293
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	179,000		190,876

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6% (continued)
Utilities - 3.6% (continued)
Kansas City Power & Light, Sr. Scd. Notes	4.20	6/15/2047	167,000	173,027
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	1,210,000	1,293,759
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	1,410,000	1,460,993
NiSource, Jr. Sub. Bonds	5.65	6/15/2023	134,000	134,584
PPL Electric Utilities, First Mortgage Bond	4.15	6/15/2048	315,000	327,870
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/2037	550,000	729,844
South Carolina Electric & Gas, First Mortgage Bond	4.25	8/15/2028	130,000	139,635
Southern Co Gas Capital, Gtd. Notes	3.95	10/1/2046	98,000	91,632
Southern Co Gas Capital, Gtd. Notes	4.40	5/30/2047	211,000	210,798
				21,864,375
Total Bonds and Notes (cost $586,212,172)			594,668,603
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
U.S. Government Agencies - .1%
CoBank, Ser. F (cost $542,100)	6.25	10/1/2022	5,200	544,310

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,192,363)	2.45	4,192,363	[d] 4,192,363
Total Investments (cost $590,946,635)		99.4%	599,405,276
Cash and Receivables (Net)		0.6%	3,781,245
Net Assets		100.0%	603,186,521

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $148,865,364 or 24.68% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	24.0
Mortgage Securities	19.3
Financial	13.8
Asset Backed Securities	8.4
Communications	8.0
Consumer, Non-cyclical	5.4
Energy	4.9
Utilities	3.6
Industrial	2.8
Technology	2.5
Basic Materials	2.3
Consumer, Cyclical	2.0
Collateralized Loan Obligations	1.7
Investment Companies	.7
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Company	Value 4/30/18 ($)	Purchases ($)	Sales ($)	Value 4/30/2019 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,159,738	247,706,084	250,673,459	4,192,363.7		118,917

See notes to financial statements.

STATEMENT OF FUTURES

April 30, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 5 Year Notes	48	6/19	5,514,359	5,550,750	36,391
Futures Short
U.S. Treasury 10 Year Notes	33	6/19	4,035,177	4,081,172	(45,995)
Ultra 10 Year U.S. Treasury Notes	108	6/19	14,175,048	14,232,375	(57,327)
Gross Unrealized Appreciation				36,391
Gross Unrealized Depreciation				(103,322)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	586,754,272	595,212,913
Affiliated issuers	4,192,363	4,192,363
Interest receivable		3,943,387
Receivable for investment securities sold		3,645,386
Receivable for shares of Common Stock subscribed		2,088,348
Cash collateral held by broker—Note 4		226,019
Prepaid expenses		89,634
		609,398,050
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		252,349
Cash overdraft due to Custodian		145,598
Payable for investment securities purchased		5,155,549
Payable for shares of Common Stock redeemed		516,921
Payable for futures variation margin—Note 4		32,297
Directors fees and expenses payable		9,164
Accrued expenses		99,651
		6,211,529
Net Assets ($)		603,186,521
Composition of Net Assets ($):
Paid-in capital		623,197,446
Total distributable earnings (loss)		(20,010,925)
Net Assets ($)		603,186,521

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	351,016,891	5,809,609	188,470,576	57,889,445
Shares Outstanding	34,884,155	577,028	18,727,491	5,752,809
Net Asset Value Per Share ($)	10.06	10.07	10.06	10.06

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2019

Investment Income ($):
Income:
Interest	11,858,519
Dividends:
Unaffiliated issuers	32,500
Affiliated issuers	118,917
Total Income	12,009,936
Expenses:
Management fee—Note 3(a)	1,095,259
Shareholder servicing costs—Note 3(c)	702,368
Professional fees	117,576
Registration fees	54,532
Prospectus and shareholders’ reports	39,559
Directors’ fees and expenses—Note 3(d)	34,534
Distribution fees—Note 3(b)	21,827
Loan commitment fees—Note 2	8,076
Custodian fees—Note 3(c)	5,971
Miscellaneous	69,976
Total Expenses	2,149,678
Less—reduction in expenses due to undertaking—Note 3(a)	(245,684)
Less—reduction in fees due to earnings credits—Note 3(c)	(59)
Net Expenses	1,903,935
Investment Income—Net	10,106,001
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(603,030)
Net realized gain (loss) on futures	(541,776)
Net Realized Gain (Loss)	(1,144,806)
Net unrealized appreciation (depreciation) on investments	(5,422,576)
Net unrealized appreciation (depreciation) on futures	(66,931)
Net Unrealized Appreciation (Depreciation)	(5,489,507)
Net Realized and Unrealized Gain (Loss) on Investments	(6,634,313)
Net Increase in Net Assets Resulting from Operations	3,471,688

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2019	2018[a,b,c]
Operations ($):
Investment income—net	10,106,001	1,117,064
Net realized gain (loss) on investments	(1,144,806)	180,792
Net unrealized appreciation (depreciation) on investments	(5,489,507)	(912,624)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,471,688	385,232
Distributions ($):
Distributions to shareholders:
Class A	(6,017,614)	(211)
Class C	(71,841)	(52)
Class I	(2,553,929)	(171)
Class Y	(1,687,775)	(1,310,915)
Total Distributions	(10,331,159)	(1,311,349)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	36,262,376	176,221
Class C	2,223,905	15,000
Class I	129,597,870	130,153
Class Y	4,274,937	10,000
Net assets received in connection with reorganization—Note 1	488,067,361	-
Distributions reinvested:
Class A	5,362,750	142
Class C	50,786	2
Class I	2,513,292	98
Class Y	1,456,491	1,310,841
Cost of shares redeemed:
Class A	(53,299,572)	-
Class C	(997,256)	-
Class I	(44,695,535)	(46)
Class Y	(2,261,721)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	568,555,684	1,642,411
Total Increase (Decrease) in Net Assets	561,696,213	716,294
Net Assets ($):
Beginning of Period	41,490,308	40,774,014
End of Period	603,186,521	41,490,308

	Year Ended April 30,
	2019	2018[a,b,c]
Capital Share Transactions (Shares):
Class Ad
Shares sold	2,610,781	17,868
Shares issued in connection with reorganization—Note 1	37,150,527	-
Shares issued for distributions reinvested	544,125	14
Shares redeemed	(5,439,160)	-
Net Increase (Decrease) in Shares Outstanding	34,866,273	17,882
Class C
Shares sold	114,151	1,508
Shares issued in connection with reorganization—Note 1	558,223	-
Shares issued for distributions reinvested	5,148	-
Shares redeemed	(102,002)	-
Net Increase (Decrease) in Shares Outstanding	575,520	1,508
Class Id
Shares sold	11,748,045	13,202
Shares issued in connection with reorganization—Note 1	11,218,347	-
Shares issued for distributions reinvested	254,282	10
Shares redeemed	(4,506,390)	(5)
Net Increase (Decrease) in Shares Outstanding	18,714,284	13,207
Class Y
Shares sold	106,197	999
Shares issued in connection with reorganization—Note 1	1,545,225	-
Shares issued for distributions reinvested	148,216	130,094
Shares redeemed	(232,718)	-
Net Increase (Decrease) in Shares Outstanding	1,566,920	131,093

[a] Represents information for the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund through February 2, 2018.

[b] Distributions to shareholders include $211 Class A shares, $52 Class C shares, $171 Class I shares and $1,118,937 Class Y shares from investment income net and $191,978 Class Y shares distributions from net realized gains. Undistributed investment income—net was $1,304 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[c] The fund commenced offering four classes after the close of business February 2, 2018. The existing Institutional Class shares were redesignated into Class Y shares and the fund added for Class A, Class C and Class I shares.

[d] During the period ended April 30, 2019, 2,103 Class A shares representing $21,090 were exchanged for 2,103 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

Please note that financial highlights information in the following tables for the fund’s Class Y shares represents the financial highlights of the Institutional shares, respectively of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, before the fund commenced operations as of the close of business on February 2, 2018, and represents the performance of the fund’s Class Y thereafter. Before the fund commenced operations, all of the assets of the FundVantage Trust, Insight Investment Grade Bond Fund were transferred to the fund in exchange for Class Y shares of the fund in a tax-free reorganization. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

	Year Ended April 30,
Class A Shares	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.84	10.00
Investment Operations:
Investment income—net[b]	.31	.03
Net realized and unrealized gain (loss) on investments	.22[c]	(.12)
Total from Investment Operations	.53	(.09)
Distributions:
Dividends from investment income—net	(.31)	(.07)
Net asset value, end of period	10.06	9.84
Total Return (%)[d]	5.51	(.92)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	2.05[f]
Ratio of net expenses to average net assets	.70	.70[f]
Ratio of net investment income to average net assets	3.15	3.10[f]
Portfolio Turnover Rate	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	351,017	176

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

	Year Ended April 30,
Class C Shares	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.84	10.00
Investment Operations:
Investment income—net[b]	.23	.05
Net realized and unrealized gain (loss) on investments	.24[c]	(.16)
Total from Investment Operations	.47	(.11)
Distributions:
Dividends from investment income—net	(.24)	(.05)
Net asset value, end of period	10.07	9.84
Total Return (%)[d]	4.81	(1.10)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	3.16[f]
Ratio of net expenses to average net assets	1.45	1.45[f]
Ratio of net investment income to average net assets	2.39	2.35[f]
Portfolio Turnover Rate	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	5,810	15

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class I Shares	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.83	10.00
Investment Operations:
Investment income—net[b]	.31	.03
Net realized and unrealized gain (loss) on investments	.26[c]	(.13)
Total from Investment Operations	.57	(.10)
Distributions:
Dividends from investment income—net	(.34)	(.07)
Net asset value, end of period	10.06	9.83
Total Return (%)	5.92	(.97)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	1.98[e]
Ratio of net expenses to average net assets	.45	.45[e]
Ratio of net investment income to average net assets	3.35	.3.35[e]
Portfolio Turnover Rate	185.04[f]	293.18
Net Assets, end of period ($ x 1,000)	188,471	130

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

	Year Ended April 30,
Class Y Shares†	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.84	10.06	10.09	10.20	10.03
Investment Operations:
Investment income—net[a]	.33	.27	.27	.28	.30
Net realized and unrealized gain (loss) on investments	.22[b]	(.17)	.05	(.09)	.18
Total from Investment Operations	.55	.10	.32	.19	.48
Distributions:
Dividends from investment income—net	(.33)	(.27)	(.29)	(.30)	(.31)
Dividends from net realized gain on investments	-	(.05)	(.05)	-	-
Return of capital	-	-	(.01)	-	-
Total Distributions	(.33)	(.32)	(.35)	(.30)	(.31)
Net asset value, end of period	10.06	9.84	10.06	10.09	10.20
Total Return (%)	5.76	.95	3.19	1.92	4.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	1.21	1.30	1.28	1.27
Ratio of net expenses to average net assets	.45	.76	.85	.85	.85
Ratio of net investment income to average net assets	3.38	2.69	2.70	2.84	2.94
Portfolio Turnover Rate	185.04[c]	293.18	201.40	46.46	54.37
Net Assets, end of period ($ x 1,000)	57,889	41,170	40,774	39,512	38,775

† Represents information for Institutional shares of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, through February 2, 2018.

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Core Plus Fund (the “fund”) is a separate diversified series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek high total return consistent with preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from BNY Mellon Insight Core Plus Fund to BNY Mellon Core Plus Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

As of the close of business on October 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”) and the Company’s Board of Directors (the “Dreyfus Investment Grade Funds, Inc.”, all of the assets, subject to the liabilities, of The Dreyfus Investment Grade Funds, Inc., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Y of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of The Dreyfus Investment Grade Funds, Inc.., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in The Dreyfus Investment Grade Funds, Inc.., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on October 19, 2018, after the reorganization was $9.67 for Class A, $9.67 for Class C, $9.67 for Class I and $9.67 for Class Y, and a total of

37,150,527 Class A, 558,223 Class C, 11,218,347 Class I and 1,545,225 Class Y shares were issued to shareholders of The Dreyfus Investment Grade Funds, Inc.., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Intermediate Term Income Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Intermediate Term Income Fund	(14,194,672)	488,067,361
BNY Mellon Core Plus Fund	(853,138)	47,583,733

Assuming the merger had been completed on May 1, 2018, the fund’s pro forma results in the Statement of Operations during the period ended April 30, 2019 would be as follows:

Net investment income	$13,638,607[1]
Net realized and unrealized gain (loss) on investments	$(21,235,962)[2]
Net increase (decrease) in net assets resulting from operations	$(7,597,355)

1  $10,106,001 as reported in the Statement of Operations, plus $3,532,606 Dreyfus Intermediate Term Income Fund, pre-merger.

2  ($6,634,313) as reported in the Statement of Operations plus ($14,601,649) Dreyfus Intermediate Term Income Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of Dreyfus Intermediate Term Income Fund that have been included in the fund’s Statement of Operations since October 19, 2018.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and

NOTES TO FINANCIAL STATEMENTS (continued)

realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	50,589,862	-	50,589,862
Commercial Mortgage-Backed	-	18,251,246	-	18,251,246
Collateralized Loan Obligations	-	10,143,232	-	10,143,232
Corporate Bonds†	-	272,813,981	-	272,813,981
Equity Securities – Preferred Stocks†	544,310	-	-	544,310
Foreign Government	-	10,486,636	-	10,486,636
Investment Companies	4,192,363	-	-	4,192,363
Municipal Bonds	-	7,023,325	-	7,023,325

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
U.S. Government Agencies/ Mortgage-Backed	-	98,317,619	-	98,317,619
U.S. Treasury	-	127,042,702	-	127,042,702
Other Financial Instruments:
Futures††	36,391	-	-	36,391
Liabilities ($)
Other Financial Instruments:
Futures††	(103,322)	-	-	(103,322)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: The fund invests in Collateralized Loan Obligations (“CLOs”). CLO and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The fund and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in

NOTES TO FINANCIAL STATEMENTS (continued)

the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2019, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $28,437,579 and unrealized appreciation $8,426,654.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2019. The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2019. The fund has $15,210,770 of short-term capital losses and $13,226,809 of long-term capital losses from the fund’s merger with Dreyfus Intermediate Term Income Fund. The losses from the merger can be utilized but are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2019 and April 30, 2018 were as follows: ordinary income $10,331,159 and $1,119,371, long-term capital gains $0 and $191,978, respectively.

During the period ended April 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover and wash sales from a fund merger, the fund decreased total distributable earnings (loss) by $26,938,150 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2018 through August 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and expenses of the underlying money market fund and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after August 31, 2019, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $245,684 during the period ended April 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub Adviser, the Sub Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the

Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $21,827 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $466,098 and $7,276, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its

NOTES TO FINANCIAL STATEMENTS (continued)

custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $122,399 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $5,971 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2019, the fund was charged $4,836 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $59.

During the period ended April 30, 2019, the fund was charged $14,607 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $170,179, Distribution Plan fees $3,554, Shareholder Services Plan fees $73,154, custodian fees $5,022, Chief Compliance Officer fees $8,147 and transfer agency fees $31,477, which are offset against an expense reimbursement currently in effect in the amount of $39,184.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, and futures during the period ended April 30, 2019, amounted to $661,566,130 and

$587,087,507, respectively, of which $9,748,158 in purchases and $9,757,739 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Interest rate futures	7,162,823

At April 30, 2019, the cost of investments for federal income tax purposes was $590,978,622; accordingly, accumulated net unrealized appreciation on

NOTES TO FINANCIAL STATEMENTS (continued)

investments inclusive of derivative contracts was $8,426,654, consisting of $11,788,375 gross unrealized appreciation and $3,361,721 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Core Plus Fund (formerly, BNY Mellon Insight Core Plus Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Core Plus Fund (the “Fund”) (formerly, BNY Mellon Insight Core Plus Fund) (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 26 , 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 85.01% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (2015)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (78)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 51

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (59)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (55)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 98

———————

Burton N. Wallack (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Board member, Mount Sinai Hospital (2017-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (73)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (77)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2015.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 28 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager of BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 50 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2015.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 137 portfolios) managed by the Adviser. She is 50 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Core Plus Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6347AR0419

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,293 in 2018 and $43,033 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,690 in 2018 and $15,057 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $959 in 2018 and $3,478 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $5 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28,081,041 in 2018 and $17,322,788 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By:       /s/Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Renee Laroche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    June 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)